                                                                   DRAFT  6/8/94


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   Form 8-K-A

                       AMENDMENT TO APPLICATION OR REPORT

               Filed pursuant to Section 12, 13, or 15 (d) of the
                        Securities Exchange Act of 1934

                            THE J. M. SMUCKER COMPANY
               (Exact name of Registrant as specified in Charter)

                                Amendment No. 1

         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated April 14, 1994 on Form 8-K as set forth in the pages attached hereto:

Item 7.  Financial Statements And Exhibits
         ---------------------------------
(a)      Financial Statements of Business Acquired
- - - --------------------------------------------------
         The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.
         --------------------------------------------------------
         Report of Independent Auditor's
         Statements of Net Assets Acquired as of December 31, 1993
             and 1992 and unaudited March 31, 1994
         Statements of Operations before Income Taxes for the years ended
             December 31, 1993 and 1992 and unaudited three months ended March 31, 1994 and 1993
         Notes to Financial Statements

(b)      Pro Forma Financial Information (Unaudited)
- - - ----------------------------------------------------
         The J. M. Smucker Company and The Frozen Pie Business
         ----------------------------------------------------
             of Mrs. Smith's Frozen Foods Co.
             --------------------------------
         Pro Forma Condensed Consolidated Statements of Income (Unaudited) for the year ended April 30, 1993 and nine months ended
             January 31, 1994
         Pro Forma Condensed Balance Sheet (Unaudited) as of January 31, 1994 Notes to Pro Forma Financial Statements (Unaudited)

                                   Exhibits
(c) Exhibits furnished in accordance with the provisions of item 601 of regulation S-k:
            23-1 Consent of Independent Auditors


                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 13, 1994                           THE J. M. SMUCKER COMPANY





                                        BY STEVEN J. ELLCESSOR
                                        Secretary

                                   ITEM 7 (a)

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.
            --------------------------------------------------------

                              Financial Statements
                              --------------------

                       Statements of Net Assets Acquired
                       ----------------------------------
         as of December 31, 1993 and 1992 and unaudited March 31, 1994
         --------------------------------------------------------------
      and Statements of Operations Before Income Taxes for the years ended
      --------------------------------------------------------------------
          December 31, 1993 and 1992 and unaudited three months ended
          -----------------------------------------------------------
                            March 31, 1994 and 1993
                            -----------------------

                         Report of Independent Auditors



Board of Directors and Shareholders
The J. M. Smucker Company


We have audited the accompanying statements of net assets acquired of The Frozen Pie Business of Mrs. Smith's Frozen Foods Co. as of December 31, 1993 and 1992 and the related statements of operations before income taxes for the years then ended. These financial statements are the responsibility of Mrs. Smith's Frozen Foods Co.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely to present the net assets acquired by The J. M. Smucker Company pursuant to the Asset Purchase Agreement, and are not intended to be a complete presentation of The Frozen Pie Business's assets and liabilities.

In our opinion, the statements referred to above present fairly the net assets acquired of The Frozen Pie Business of Mrs. Smith's Frozen Foods Co. at December 31, 1993 and 1992 and its operations before income taxes for the years then ended, in conformity with generally accepted accounting principles.


                                                      ERNST & YOUNG
Philadelphia, PA
June 3, 1994

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

                       Statements of Net Assets Acquired


                                                                                       (UNAUDITED)
                                                    DECEMBER 31                          MARCH 31
                                            1993                  1992                     1994
                                        ----------------------------------------------------------------
                                                           (Amounts in thousands)
Inventories:
  Raw materials                         $     18,445           $     15,833           $    17,741
  Finished goods                               5,925                  5,680                10,452
                                        ----------------------------------------------------------------
                                              24,370                 21,513                28,193

Prepaids and other                               370                    392                    15

Property, plant and equipment:
   Land and buildings                         18,337                 15,905                18,534
   Machinery and equipment                    37,309                 31,646                37,200
   Construction in process                     1,400                  3,784                 1,012
   Accumulated depreciation                  (28,205)               (25,793)              (28,881)
                                        ----------------------------------------------------------------
Net property, plant, and equipment            28,841                 25,542                27,865
                                        ----------------------------------------------------------------

Total assets                                  53,581                 47,447                56,073

Accrued promotion expense                     (6,295)                (6,807)               (4,776)
Coupon liability                              (3,941)                (3,215)               (4,032)
Accrued salaries and benefits                 (1,803)                (1,826)               (2,120)
Other accrued liabilities                     (1,301)                (2,277)                 (633)
                                        ----------------------------------------------------------------
Total liabilities                            (13,340)               (14,125)              (11,561)
                                        ----------------------------------------------------------------
Net assets                              $     40,241           $     33,322           $    44,512
                                        ================================================================

See accompanying notes.

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

                  Statements of Operations Before Income Taxes


                                                                                      (UNAUDITED)
                                                                                   THREE MONTHS ENDED
                                               YEAR ENDED DECEMBER 31                  MARCH 31
                                               1993             1992             1994             1993
                                           ------------------------------------------------------------------
                                                             (Amounts in thousands)
 Net sales                                   $   138,085      $   143,782      $    19,196      $    20,877

 Cost of products sold                            94,483          100,226           16,255           15,568
                                           ------------------------------------------------------------------

 Gross profit                                     43,602           43,556            2,941            5,309

 Selling and administrative expenses              31,696           32,480            9,597            8,261
                                           ------------------------------------------------------------------
                                                  11,906           11,076           (6,656)          (2,952)
 Other income, net                                    43              717               51               10
                                           ------------------------------------------------------------------

 Income (loss) before income taxes           $    11,949      $    11,793      $    (6,605)     $    (2,942)
                                           ==================================================================


SEE ACCOMPANYING NOTES.

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

                         Notes to Financial Statements

                          December 31, 1993 and 1992,
            and unaudited three months ended March 31, 1994 and 1993

                             (Amounts in thousands)


NOTE A:  ACQUISITION

On March 31, 1994 The J. M. Smucker Company acquired certain assets and assumed certain liabilities of The Frozen Pie Business of Mrs. Smith's Frozen Foods Co., a wholly owned subsidiary of Kellogg Company. The acquisition was made pursuant to the Asset Purchase Agreement dated March 1, 1994. The Frozen Pie Business manufactures and markets branded frozen retail pies, frozen retail desserts, frozen pie shells and in-store bake pies under the Mrs. Smith's brand name. The business is seasonal with the majority of sales and earnings occurring during the second half of the calendar year.

Historically, earnings in the first calendar quarter were at a loss. In the three months ended March 31, 1994, the loss was increased over the same period last year by significant costs incurred with the national rollout of "Smart Style", a new line of thaw-and-serve desserts.

The Frozen Pie Business had no separate legal status as it was an integral part of Mrs. Smith's Frozen Foods Co.'s overall operations. As a result, separate financial statements of The Frozen Pie Business were not prepared. The accompanying financial statements have been prepared from the historical accounting records of Mrs. Smith's Frozen Foods Co. Since only certain assets are being acquired and liabilities assumed, statements of financial position and cash flows are not applicable.

NOTE B:  ACCOUNTING POLICIES

INTERIM FINANCIAL STATEMENTS

The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.

INVENTORIES

Inventories are stated at the lower of cost or market determined on the first-in, first-out (FIFO) method. Costs include material, direct labor and manufacturing overhead.

PROPERTY, PLANT, AND EQUIPMENT
Property, plant, and equipment are carried at cost with depreciation computed over the estimated useful life by the straight-line method, based on the following lives:

Buildings -- 40 years and machinery and equipment -- 10 years. Depreciation expense was $3,255 and $2,863 for 1993 and 1992, respectively, and $808 and $665 for the three months ended March 31, 1994 and 1993, respectively.

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

NOTE C:  ALLOCATED COSTS

Since The Frozen Pie Business is an integral component of Mrs. Smith's
Frozen Foods Co., certain common costs incurred have been allocated in the accompanying statements of operations before income taxes, based upon relative sales volume, units of production, and assets in service. Allocated costs are included in cost of products sold and selling and administrative expenses, as follows:

                                                                                 (UNAUDITED)
                                                                              THREE MONTHS ENDED
                                           YEAR ENDED DECEMBER 31                  MARCH 31
                                           1993              1992             1994           1993
                                      ---------------------------------------------------------------
   Manufacturing overhead                $  2,089         $   6,708         $     56      $     251
   Selling and administrative               4,078             4,804            1,403          1,101
                                      ---------------------------------------------------------------
                                         $  6,167          $ 11,512         $  1,459      $   1,352
                                      ===============================================================

Common costs have been allocated based upon various factors which management believes are reasonable; however, these allocations are not necessarily indicative of the expenses that would have been incurred had The Frozen Pie Business been operated as a stand-alone business.

                                   ITEM 7 (b)

                           The J. M. Smucker Company
                           -------------------------
            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.
            --------------------------------------------------------
                  Pro Forma Financial Information (Unaudited)
                  -------------------------------------------

                           The J. M. Smucker Company

            The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

                  Pro Forma Financial Information (Unaudited)


The following unaudited pro forma financial information is based on the historical financial statements of The J. M. Smucker Company. The Frozen Pie Business of Mrs. Smith's Frozen Foods Co., a wholly-owned subsidiary of Kellogg Company, had no separate legal status as it was an integral part of Mrs. Smith's Frozen Foods Co.'s overall operations. As a result, separate financial statements of the frozen pie business were not prepared. The following pro forma financial information has been prepared from the historical accounting records of Mrs. Smith's Frozen Foods Co.

The pro forma information gives effect to the acquisition by The J. M. Smucker Company of certain net assets of The Frozen Pie Business pursuant to the Asset Purchase Agreement, under the purchase method of accounting and the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The pro forma financial information may not be indicative of the results that would have occurred if the transaction had taken place on the date indicated nor do they represent a basis for assessing future performance. The pro forma financial information should be read in conjunction with the historical financial statements of The J. M. Smucker Company and Mrs. Smith's.

                           The J. M. Smucker Company

          and The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

        Pro Forma Condensed Statement of Consolidated Income (Unaudited)


                                                       HISTORICAL YEAR ENDED
                                                    APRIL 30,        MARCH 31,        PRO FORMA
                                                      1993             1993          ADJUSTMENTS
 (Amounts in thousands, except                     J. M. SMUCKER    THE FROZEN         INCREASE           PRO FORMA
 per share data)                                      COMPANY      PIE BUSINESS      (DECREASE)         CONSOLIDATED
                                                 ------------------------------------------------------------------------
 Net sales                                       $ 491,309          $   143,724         $                    $ 635,033
 Cost of products sold                             313,930              100,177         a)    (400)            413,707
                                                 ------------------------------------------------------------------------
 Gross profit                                      177,379               43,547                400             221,326
 Selling, distribution and administrative
    expenses                                       117,641               34,660         b)   1,089             153,390
                                                 ------------------------------------------------------------------------
                                                    59,738                8,887               (689)             67,936
 Other income, net                                     609                  698                                  1,307
                                                 ------------------------------------------------------------------------
                                                    60,347                9,585               (689)             69,243
 Interest  (income) expense, net                    (1,123)                             c)   3,947               2,824
                                                 ------------------------------------------------------------------------

 Income before income taxes and
   cumulative effect of change in
   accounting method                                61,470                9,585             (4,636)             66,419
 Income taxes                                       24,071                              d)   1,940              26,011
                                                 ------------------------------------------------------------------------
 Income before cumulative effect of
   change in accounting method                      37,399                9,585             (6,576)             40,408
                                                 ------------------------------------------------------------------------
 Cumulative effect of change in
   accounting method                                (4,454)                                                     (4,454)
                                                 ------------------------------------------------------------------------

 Net Income                                       $ 32,945            $   9,585     $       (6,576)     $       35,954
                                                 ========================================================================
 Income per Common share before
   cumulative effect of change in
   accounting method                               $  1.27                                                 $   1.37
                                                 ============                                           ================
 Net income per Common Share                       $  1.12                                                 $   1.22
                                                 ============                                           ================
 Weighted average shares outstanding               29,547,100                                            29,547,100
                                                 ============                                           ================

                                                            The J. M. Smucker Company

                                          and The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

                                        Pro Forma Condensed Statement of Consolidated Income (Unaudited)


                                                              HISTORICAL
                                                          NINE MONTHS ENDED
                                                 JANUARY 31,        DECEMBER 31,                   PRO FORMA
                                                     1994               1993                      ADJUSTMENTS
 (Amounts in thousands, except                   J. M. SMUCKER      THE FROZEN            INCREASE           PRO FORMA
 per share data)                                   COMPANY         PIE BUSINESS          (DECREASE)         CONSOLIDATED
                                                -------------------------------------------------------------------------
 Net sales                                      $   377,297        $   116,572        $                  $     493,869
 Cost of products sold                              239,819             78,426     a)      (300)               317,945
                                                -------------------------------------------------------------------------
 Gross profit                                       137,478             38,146              300                175,924
 Selling, distribution and administrative
    expenses                                         93,791             23,225     b)       817                117,833
                                                -------------------------------------------------------------------------
                                                     43,687             14,921             (517)                58,091
 Other income, net                                      377                 34                                     411
                                                -------------------------------------------------------------------------
                                                     44,064             14,955             (517)                58,502
 Interest (income) expense, net                        (523)                       c)     2,357                  1,834
                                                -------------------------------------------------------------------------
 Income before income taxes                          44,587             14,955           (2,874)                56,668
 Income taxes                                        17,871                        d)     4,845                 22,716
                                                -------------------------------------------------------------------------

 Net income                                     $    26,716        $    14,955        $  (7,719)          $     33,952
                                                =========================================================================

 Net income per Common Share                       $    .92                                               $    1.16
                                                ==============                                          =================
 Weighted average shares outstanding              29,191,050                                                29,191,050
                                                ==============                                          =================

                           The J. M. Smucker Company

          and The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                                January 31, 1994



                                                                                           PRO FORMA
                                                             HISTORICAL                   ADJUSTMENTS
                                                    J. M. SMUCKER        THE FROZEN        INCREASE           PRO FORMA
 (Amounts in thousands)                                COMPANY          PIE BUSINESS      (DECREASE)         CONSOLIDATED
                                                    -------------------------------------------------------------------------

 Assets
    Cash and cash equivalents                        $    25,293        $                $ a) (24,100)        $      1,193
    Trade receivables, less allowance                     39,651                                                    39,651
    Inventories                                           90,027              26,869                               116,896
    Other current assets                                   5,562                 325                                 5,887
                                                    -------------------------------------------------------------------------
    Total current assets                                 160,533              27,194          (24,100)             163,627

    Property, plant and equipment, net                   104,022              28,513       b)   3,580              136,115

    Intangible assets                                     28,477                           b)  36,452               64,929
    Other noncurrent assets                                8,481                                                     8,481
                                                    -------------------------------------------------------------------------
 Total Assets                                        $   301,513        $     55,707     $     15,932         $    373,152
                                                    =========================================================================

 Liabilities and Shareholders' Equity
    Accounts payable                                 $    22,183        $                $                    $     22,183
    Other current liabilities                             25,706              11,715        a)    518               37,939
                                                    -------------------------------------------------------------------------
    Total current liabilities                             47,889              11,715              518               60,122

    Long-term debt                                           887                            a) 59,406               60,293
    Other noncurrent liabilities                          16,794                                                    16,794

    Shareholders' equity                                 235,943              43,992          (43,992)             235,943
                                                    -------------------------------------------------------------------------
 Total Liabilities and Shareholders' Equity          $   301,513        $     55,707     $     15,932         $    373,152
                                                    =========================================================================


                           The J. M. Smucker Company

          and The Frozen Pie Business of Mrs. Smith's Frozen Foods Co.

       Notes to Pro Forma Consolidated Financial Statements (Unaudited)



1.  NOTES TO PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED INCOME (UNAUDITED)

The pro forma condensed statements of consolidated income (unaudited) have been prepared on the assumption that the transaction had occurred on May 1, 1992. The principal adjustments relate to:

        a) Adjustment to reflect reduction in depreciation resulting from the revaluation of fixed assets to fair value and modifications to their estimated useful lives.

        b) Adjustment to record amortization of intangible assets associated with the acquisition.

        c) Adjustment to reflect incremental interest expense on debt and reduced interest income from cash investments used to finance the acquisition.

        d) Adjustment to tax effect the pro forma adjustments and The Frozen Pie Business income, not previously tax effected, at The
            J. M. Smucker Company's effective tax rate.

2.  NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

The pro forma condensed consolidated balance sheet (unaudited) has been prepared on the assumption that the transaction had occurred on January 31, 1994. The principal adjustments relate to:

        a) Adjustment to reflect the consideration paid for The Frozen Pie Business, including related out-of-pocket expenses. The amount paid included debt financing and cash paid from internally generated funds.

        b) Adjustment to restate assets acquired and liabilities assumed at fair values and to record intangible assets associated with the acquisition.

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-21273 and Form S-8 No. 33-38011) pertaining to the 1987 Stock Option Plan and (Form S-8 No. 33-32637) pertaining to the UK Employees (1989) Stock Option Plan and Elsenham (Nonapproved) Stock Option Plan , of our report dated June 3, 1994, with respect to the financial statements of net assets acquired of The Frozen Pie Business of Mrs Smith's Frozen Foods Co. by the
J. M. Smucker Company included in Amendment No. 1 of its Current Report dated April 14, 1994 on Form 8-K.





                                                        ERNST & YOUNG
JUNE 13, 1994